SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 27, 1998
                                                         --------------

                            NOCOPI TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           MARYLAND                       0-20333                87-0406496
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(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)


           537 Apple Street, W. Conshohocken, Pennsylvania       19428-2903
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               (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code: 610-834-9600
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          (Former name or former address, if changed since last report

Item 1. Changes in Control of Registrant

        In December 1997 the registrant completed a private placement in Europe whereby 9,753,339 units (each unit consisting of two shares of common stock and one warrant to purchase common stock) were sold raising $2,926,000 in cash ($2,548,000 net of expense). Each warrant is exercisable for the purchase of one share of the registrant's common stock at a price of $.25 per share during the first three years after issuance, subject to escalation on the third anniversary of the issuance of the warrants. The warrants will expire five years after issuance unless extended by the Board of Directors. In conjunction with the private placement, 780,267 warrants, having the same terms and conditions as those issued as part of the units, were issued as partial commission to the Placement Agent. The European investors were also given the right to appoint two representatives to the registrant's Board of Directors. Ms. Susan Cox and Mr. Neal Sroka were elected directors of the registrant as representatives of the European investors. On March 27, 1998 Arnaud de Beaumont, William Drake, Norman Gardner and Joel Pinsky resigned as directors of the registrant and Jack H. Halperin was elected as a director of the registrant. Mr. Halperin is a lawyer who has represented American Equities Overseas, Inc. acting through American Equities Overseas (U.K.) Ltd. ("American Equities") the placement agent in the December 1997 placement, and who may represent American Equities in the future. The effect of the changes in the composition of the Board was to create a Board of five directors with treee outside directors. These five directors, Richard A. Check, Arshavir Gundjian, Neal Sroka, Susan Cox and Jack H. Halperin, were re-elected directors of the Company at the 1998 Annual Meeting of Shareholders held on June 8, 1998. The three outside directors, Ms. Cox and Messrs. Sroka and Halperin, may be deemed to be in control of the registrant to the extent that they agree on a particular matter or matters affecting the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nocopi Technologies, Inc.
                                        -------------------------
                                               (Registrant)


                                        By:  /s/ Richard A. Check,
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                                                  (Signature)

                                            Richard A. Check, President

Date June 22, 1998